U.S. GLOBAL INVESTORS FUNDS

U.S. Government Securities Savings Fund

(to be renamed the U.S. Government Ultra-Short Bond Fund)

Investor Class Shares

SUPPLEMENT DATED DECEMBER 3, 2013

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2013

At a shareholder meeting on December 2, 2013, the fund’s shareholders approved a proposal resulting in the conversion of the fund to a U.S. Government ultrashort bond fund that is not a money market fund (the “Conversion”). The Conversion is expected to occur after the close of business on December 20, 2013.

The fund’s investment policy which required it to maintain a constant net asset value of $1.00 per share will be eliminated as part of the Conversion. The following changes also will take effect as part of the Conversion: (1) the fund will be renamed the U.S. Government Securities Ultra-Short Bond Fund, (2) the fund’s investment objective will be to seek to achieve a total return with current income, and (3) the fund’s dollar-weighted average effective maturity will be two years or less.